SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 18, 2005

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

(Former name or former address, if changed since last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 18, 2005, the Human Resources Committee of the Board of Directors of Mellon Financial Corporation approved the forms of Performance Accelerated Restricted Stock Agreements, Deferred Share Award Agreement (Performance Accelerated Restricted Stock) and Type I Stock Option Agreement attached hereto as Exhibits 99.1 through 99.8.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Form of Performance Accelerated Restricted Stock Agreement – Corporate Performance Goals

99.2	Form of Performance Accelerated Restricted Stock Agreement – Asset Management Performance Goals

99.3	Form of Performance Accelerated Restricted Stock Agreement – Asset Management Performance Goals

99.4	Form of Performance Accelerated Restricted Stock Agreement – Mellon Institutional Asset Management Performance Goals

99.5	Form of Performance Accelerated Restricted Stock Agreement – Mellon Private Wealth Management Performance Goals

99.6	Form of Performance Accelerated Restricted Stock Agreement – Dreyfus Performance Goals

99.7	Form of Deferred Share Award Agreement (Performance Accelerated Restricted Stock) – Corporate Performance Goals

99.8	Form of Type I Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 24, 2005	MELLON FINANCIAL CORPORATION

	By:	/s/ MICHAEL A. BRYSON
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Form of Performance Accelerated Restricted Stock Agreement – Corporate Performance Goals	Filed herewith

99.2	Form of Performance Accelerated Restricted Stock Agreement – Asset Management Performance Goals	Filed herewith

99.3	Form of Performance Accelerated Restricted Stock Agreement – Asset Management Performance Goals	Filed herewith

99.4	Form of Performance Accelerated Restricted Stock Agreement – Mellon Institutional Asset Management Performance Goals	Filed herewith

99.5	Form of Performance Accelerated Restricted Stock Agreement – Mellon Private Wealth Management Performance Goals	Filed herewith

99.6	Form of Performance Accelerated Restricted Stock Agreement – Dreyfus Performance Goals	Filed herewith

99.7	Form of Deferred Share Award Agreement (Performance Accelerated Restricted Stock) – Corporate Performance Goals	Filed herewith

99.8	Form of Type I Stock Option Agreement	Filed herewith